SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               Amendment No. 1 to

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 14, 2005
                                                           -------------

                       Universal Capital Management, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-51132             20-1568059
----------------------------------    ------------------  ----------------------
 (State or other jurisdiction of      (Commission File        (IRS Employer
         incorporation)                    Number)         Identification No.)


                2601 Annand Drive, Suite 16, Wilmington, DE       19808
 -------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


               Registrant's telephone number, including area code:
 -------------------------------------------------------------------------------
                                 (302) 998-8824


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Universal Capital Management, Inc. (the "Registrant") is filing this Amendment No. 1 to its Current Report on Form 8-K dated March 30, 2005 and filed on April 5, 2005, to include the required pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

    (a)  Financial Statements of Business Acquired.

         BF Acquisition Group IV, Inc. balance sheets as of January 31, 2005, and the related consolidated statements of operations, shareholders' deficit and comprehensive loss, and cash flows for the nine-month period ended January 31, 2005, including the notes thereto, are incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed April 5, 2005.

    (b)  Pro forma Financial Information.



                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


             UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                             AS OF JANUARY 31, 2005


                                                       Historical         Historical B.F.                         Universal Capital
                                                     Universal Capital      Acquisition         Pro Forma            Management,
                                                     Management, Inc.      Group IV, Inc.      Adjustments         Inc. Pro Forma
                                                  ----------------------------------------- ----------------    --------------------
ASSETS
        Investment in securities, at fair value
           (cost: $310,000)                                 $ 1,135,154            $  3,250        $     --             $ 1,138,404
        Cash and cash equivalents                                53,144                  --              --                  53,144
        Accounts receivables - affiliates                        58,129              20,675         (52,529) b               26,275
        Property and Equipment, net                              10,257                  --              --                  10,257
        Goodwill                                                     --                  --              --                      --
        Rent deposit                                              1,100                  --              --                   1,100
                                                  --------------------  ------------------- ----------------    --------------------
TOTAL ASSETS                                                  1,257,784              23,925         (52,529)              1,229,180
                                                  --------------------  ------------------- ----------------    --------------------

LIABILITIES
        Accounts payable and accrued
           expenses                                              35,860              13,131              --                  48,991
        Due to affiliates                                            --              52,529         (52,529) b                   --
        Loan from shareholders                                       --                 300              --                     300
        Deferred income taxes payable                           327,800                  --              --                 327,800
                                                  --------------------  ------------------- ----------------    --------------------
TOTAL LIABILITIES                                               363,660              65,960         (52,529)                377,091
                                                  --------------------  ------------------- ----------------    --------------------
NET ASSETS                                                  $   894,124            $(42,035)           $ --             $   852,089
                                                  ====================  =================== ================    ====================


ANALYSIS OF NET ASSETS
        Net capital paid on shares of
           capital stock                                    $   581,200            $  6,641        $ 95,109  a          $   682,950
        Common stock                                                 --                 925            (925) a                   --
        Distributable earnings                                  312,924             (49,601)        (94,184) a,b            169,139
                                                  --------------------  ------------------- ----------------    --------------------
Net Assets (equivalents to $0.21 per
        share based on shares of capital
        stock outstanding)                                  $   894,124            $(42,035)       $     --             $   852,089
                                                  ====================  =================== ================    ====================

COMMON SHARES OUTSTANDING                                     4,011,100             925,000                               4,473,600
                                                  ====================  ===================                     ====================

NET ASSET VALUE PER COMMON
SHARE                                                       $      0.22            $  (0.05)                            $      0.19
                                                  ====================  ===================                     ====================



     a To record the purchase of BF Acquisition Group IV, Inc. Purchase price of $101,750 was calculated by valuing the 462,500 shares of Universal
          Capital Management,  Inc. common stock issued for BF Acquisition Group
          IV, Inc. at $0.22 per share, which was the valuation as of January 31, 2005. The purchase resulted in merger costs of $143,785. The carrying value of the assets and liabilities of BF Acquisition Group IV, Inc.
          approximates the fair value of the assets and liabilities.

     b    To  eliminate  the Due from BF  Acquisition  Group IV,  Inc.  asset of
          $52,529 on Universal Capital Management, Inc.'s books against the Due to Universal Capital Management, Inc. liability of $52,529 on BF
          Acquisition Group IV, Inc.'s books upon Merger.



           UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE PERIOD
          AUGUST 16, 2004 (DATE OF INCEPTION) THROUGH JANUARY 31, 2005


                                                      Historical         Historical B.F.                         Universal Capital
                                                    Universal Capital      Acquisition         Pro Forma            Management,
                                                    Management, Inc.      Group IV, Inc.      Adjustments         Inc. Pro Forma
                                                  ----------------------------------------- ----------------    --------------------


INCOME
        Management services                                 $  10,000            $       -       $        -               $  10,000

EXPENSES
        Bank Charges                                               55                    -                -                      55
        Depreciation expense                                      743                    -                -                     743
        Dues & subscriptions                                      285                    -                -                     285
        Fees and commissions                                    1,833                    -                -                   1,833
        Insurance                                               8,239                    -                -                   8,239
        Licenses and Permits                                      240                    -                -                     240
        Merger costs                                                -                    -          143,785                 143,785
        Office expense and supplies                             4,958                    -                -                   4,958
        Payroll                                               104,500                    -                -                 104,500
        Payroll taxes                                           8,333                    -                -                   8,333
        Postage, delivery and shipping                          3,698                    -                -                   3,698
        Professional fees                                      45,971               12,457                -                  58,428
        Rent                                                    8,845                    -                -                   8,845
        Telephone                                               1,647                    -                -                   1,647
        Travel and entertainment                                4,104                    -                -                   4,104
        Utilities                                                 979                    -                -                     979
                                                  --------------------  ------------------- ----------------    --------------------
                                                              194,430               12,457          143,785                 350,672
                                                  --------------------  ------------------- ----------------    --------------------

LOSS FROM OPERATIONS                                         (184,430)             (12,457)        (143,785)               (340,672)

NET INCREASE IN UNREALIZED
APPRECIATION ON INVESTMENTS                                   825,154                    -                -                 825,154

INCOME TAXES - DEFERRED                                      (327,800)                   -                -                (327,800)
                                                  --------------------  ------------------- ----------------    --------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATION                                    $ 312,924            $ (12,457)      $ (143,785)              $ 156,682
                                                  ====================  =================== ================    ====================


      (c)  Exhibits


Number                     Description of Document
------                     -----------------------

2.1 Agreement and Plan of Merger by and between Universal Capital Management, Inc., BF Acquisition Group IV, Inc., William R. Colucci and David M. Bovi dated November 10, 2004 (incorporated by reference to BF Acquisition Group IV, Inc's Current Report on Form 8-K filed November 12, 2004)

2.2 Amended and Restated Agreement and Plan of Merger by and between Universal Capital Management, Inc., BF Acquisition Group IV, Inc., William R. Colucci and David M. Bovi dated March 30, 2005 (incorporated by reference to Exhibit 2.2 of the Current Report on Form 8-K filed April 5, 2005)

99.1 BF Acquisition Group IV, Inc. balance sheets as of January 31, 2005, and the related consolidated statements of operations, shareholders' deficit and comprehensive loss, and cash flows for the nine-month period ended January 31, 2005, including the notes thereto (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed April 5, 2005)

99.2 Universal Capital Management, Inc. balance sheets as of January 31, 2005, and the related consolidated statements of operations, shareholders' deficit and comprehensive loss, and cash flows for the nine-month period ended January 31, 2005, including the notes thereto (incorporated by reference to Item 8.01 of the Current Report on Form 8-K filed April 5, 2005)

================================================================================



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Universal Capital Management, Inc.
                                             (Registrant)

June 14, 2005                                By:      /s/ Michael D. Queen
                                                      --------------------
                                             Name:    Michael D. Queen
                                             Title:   President